UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 17, 2011

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

(949) 863-3144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2011 Stock Incentive Plan

On May 17, 2011, the stockholders of Newport Corporation (the “Registrant”) approved the Registrant’s 2011 Stock Incentive Plan (the “2011 Plan”). The 2011 Plan had been adopted by the Registrant’s Board of Directors on March 25, 2011, subject to stockholder approval. The 2011 Plan allows the Registrant to grant incentive stock options, nonqualified stock options, stock-settled stock appreciation rights, restricted stock and/or restricted stock units to qualified employees, officers, directors, consultants and other service providers, as incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Registrant.

A total of 6,000,000 shares of the Registrant’s common stock have been authorized for issuance under the 2011 Plan. Upon the approval by stockholders of the 2011 Plan, the Registrant’s 2006 Performance-Based Stock Incentive Plan was terminated for the purposes of future grants and only the shares authorized for issuance under the 2011 Plan will be available for future grants. A maximum of 2,000,000 shares of common stock may be issued under the 2011 Plan pursuant to incentive stock options. For purposes of calculating the total number of shares that may be issued under the 2011 Plan, stock options and stock appreciation rights shall be counted against the share limit as one (1) share for each share of common stock subject to such award, and restricted stock and restricted stock units shall be counted against the share limit as one and seven tenths (1.7) shares for each share of common stock subject to such award.

The 2011 Plan permits the Compensation Committee of the Board of Directors of the Registrant to establish a variety of vesting structures for awards granted under the 2011 Plan, including but not limited to vesting that is conditioned on the achievement of performance goals established by the Compensation Committee. The performance criteria that may be used to determine whether and to what extent the shares covered by an award have vested are defined in the 2011 Plan.

The exercise price of incentive and nonqualified stock options and the base value of stock appreciation rights granted under the 2011 Plan will not be less than 100% of the fair market value of the Registrant’s common stock on the date of grant (and, in the case of any incentive stock option granted to a participant that owns at least 10% of the Registrant’s outstanding common stock, the exercise price will not be less than 110% of the fair market value of a share of common stock on the date of the grant). The maximum term of incentive and nonqualified stock options and stock appreciation rights will be seven years. Restricted stock and restricted stock units may be awarded under the 2011 Plan as full value shares with no payment required by the recipient.

The foregoing description of the 2011 Plan does not purport to be complete and is qualified in its entirety by reference to the 2011 Plan, a copy of which is included as Appendix A to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 6, 2011, and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

The forms of Restricted Stock Unit Award Agreement to be used to evidence restricted stock units awarded under the 2011 Plan subject to performance-based and time-based vesting conditions are included as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The form of Stock Appreciation Right Award Agreement to be used to evidence stock appreciation rights awarded under the 2011 Plan is included as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Equity Awards Granted to Named Executive Officers

On May 17, 2011, the Compensation Committee of the Board of Directors of the Registrant approved awards of restricted stock units and stock-settled stock appreciation rights to the Registrant’s principal executive officer, principal financial officer and other named executive officers under the Registrant’s 2011 Plan.

The awards of restricted stock units were made on substantially the terms of the form of Restricted Stock Unit Award Agreement included as Exhibit 10.2 to this Current Report on Form 8-K. The vesting of all such restricted stock units is conditioned upon the Registrant’s achievement of a specified financial performance goal for the Registrant’s fiscal year 2011. If such performance goal is achieved, the restricted stock units will vest in equal one-third installments on March 31, 2012, March 31, 2013 and March 31, 2014.

The awards of stock appreciation rights were made on substantially the terms of the form of Stock Appreciation Right Award Agreement included as Exhibit 10.4 to this Current Report on Form 8-K. Each stock appreciation right has a term of seven years and a base value per share equal to the closing price of the Registrant’s common stock on the date of grant, which was $17.06 per share, and will vest in equal one-third installments on March 31, 2012, March 31, 2013 and March 31, 2014.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Registrant was held on May 17, 2011. Of the 37,260,464 shares of the Registrant’s common stock issued and outstanding and entitled to vote at the meeting, there were present at the meeting, in person or by proxy, the holders of 34,862,673 shares of common stock, representing approximately 93.6% of the total number of shares entitled to vote at the meeting. The following five proposals were presented and voted on at the meeting:

Proposal 1

To elect two nominees, Oleg Khaykin and Peter J. Simone, as members of the Board of Directors, to serve for a one-year term expiring at the Registrant’s annual meeting of stockholders in 2012. The two nominees were elected by a plurality of the shares present and entitled to vote at the meeting in person or by proxy. The voting results were:

Nominee	For	Withheld	Broker Non-Votes
Oleg Khaykin	28,531,265	419,857	5,911,551
Peter J. Simone	23,992,753	4,958,369	5,911,551

Proposal 2

To ratify the appointment of Deloitte & Touche LLP as the Registrant’s independent auditors for the fiscal year ending December 31, 2011. Such proposal was approved by more than a majority of the shares present and entitled to vote at the meeting in person or by proxy. The voting results were:

For	Against	Abstain	Broker Non-Votes
34,612,205	242,863	7,605	—

Proposal 3

To approve the Registrant’s 2011 Stock Incentive Plan. Such proposal was approved by more than a majority of the shares present and entitled to vote at the meeting in person or by proxy. The voting results were:

For	Against	Abstain	Broker Non-Votes
19,216,872	8,091,967	1,642,283	5,911,551

Proposal 4

An advisory vote on the approval of the compensation of the Registrant’s named executive officers. Such proposal was approved by more than a majority of the shares present and entitled to vote at the meeting in person or by proxy. The voting results were:

For	Against	Abstain	Broker Non-Votes
26,284,570	950,730	1,715,822	5,911,551

Proposal 5

An advisory vote on the frequency of advisory votes on the approval of the compensation of the Registrant’s named executive officers. A frequency of one year received the highest number of votes. The voting results were:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
20,197,528	182,465	6,867,079	1,704,050	5,911,551

The Board of Directors of the Registrant has considered the outcome of the advisory vote on the frequency of advisory votes on the approval of the compensation of the Registrant’s named executive officers. In light of the support received from stockholders to hold such advisory votes on an annual basis, the Board of Directors has determined that, until the next required vote on the frequency of advisory votes on executive compensation is held by the Registrant, the Registrant will include a stockholder advisory vote on the approval of the compensation of the Registrant’s named executive officers in its proxy materials on an annual basis.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	2011 Stock Incentive Plan (incorporated by reference to Appendix A of the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 6, 2011).

10.2	Form of Restricted Stock Unit Award Agreement (with performance-based vesting) to be used under the 2011 Stock Incentive Plan.

10.3	Form of Restricted Stock Unit Award Agreement (with time-based vesting) to be used under the 2011 Stock Incentive Plan.

10.4	Form of Stock Appreciation Right Award Agreement to be used under the 2011 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2011	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	2011 Stock Incentive Plan (incorporated by reference to Appendix A of the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 6, 2011).

10.2	Form of Restricted Stock Unit Award Agreement (with performance-based vesting) to be used under the 2011 Stock Incentive Plan.

10.3	Form of Restricted Stock Unit Award Agreement (with time-based vesting) to be used under the 2011 Stock Incentive Plan.

10.4	Form of Stock Appreciation Right Award Agreement to be used under the 2011 Stock Incentive Plan.